UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, DC 20549

FORM 8-K CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) February 22, 2008

MERCARI COMMUNICATIONS GROUP, LTD.

(Exact name of registrant as specified in its charter)

Colorado	0-17284	84-1085935
(State or other jurisdiction of	(Commission File No.)	(I.R.S. Employer
incorporation or organization)		Identification No.)

2525 E. Cedar Avenue, Denver, Colorado		80209
(Address of principal executive offices)		(Zip Code)

(303) 623-0203
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

          The Registrant sent a letter to its shareholders dated February 25, 2008, reporting that shares of the Registrant's common stock have been cleared for quotation on the OTC Bulletin Board and the Pink Sheets under the Symbol of "MRCC".  A copy of such letter is attached to this Report as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits
	Number	Description

99.1	Shareholders Letter dated February 25, 2008.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MERCARI COMMUNICATIONS GROUP, LTD.

By: /s/ L. Michael Underwood
             L. Michael Underwood
             President

Date: February 22, 2008

EXHIBIT INDEX

Number Description

99.1	Shareholders Letter dated February 25, 2008.